Exhibit (e)(1)(i)

AMENDMENT NO. 8

TO THE

AMENDED AND RESTATED MASTER DISTRIBUTION AGREEMENT

This Amendment, dated as of August 2, 2021, amends the Amended and Restated Master Distribution Agreement (the “Agreement”), dated July 1, 2020, by and between each Delaware statutory trust set forth on Schedule A to the Agreement (each, a “Trust”), on behalf of itself and its series portfolios, severally, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).

W I T N E S S E T H:

WHEREAS, the parties desire to amend the Agreement to add Invesco V.I. S&P 500 Buffer Fund – March, Invesco V.I. S&P 500 Buffer Fund – June, Invesco V.I. S&P 500 Buffer Fund – September, Invesco V.I. S&P 500 Buffer Fund – December, Invesco V.I. NASDAQ 100 Buffer Fund – March, Invesco V.I. NASDAQ 100 Buffer Fund – June, Invesco V.I. NASDAQ 100 Buffer Fund – September and Invesco V.I. NASDAQ 100 Buffer Fund – December, series portfolios of AIM Variable Insurance Funds (Invesco Variable Insurance Funds);

NOW THEREFORE, Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

MASTER DISTRIBUTION AGREEMENT

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco American Franchise Fund

Invesco Capital Appreciation Fund

Invesco Core Plus Bond Fund

Invesco Discovery Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Invesco Floating Rate ESG Fund

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund

Invesco Income Advantage U.S. Fund

Invesco Master Loan Fund

Invesco NASDAQ 100 Index Fund

Invesco Senior Floating Rate Fund

Invesco Short Term Municipal Fund

Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Main Street Fund®

Invesco Main Street All Cap Fund®

Invesco Rising Dividends Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

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AIM Growth Series (Invesco Growth Series)

Invesco Active Allocation Fund

Invesco Convertible Securities Fund

Invesco Income Advantage International Fund

Invesco Income Allocation Fund

Invesco International Diversified Fund

Invesco Main Street Mid Cap Fund®

Invesco Main Street Small Cap Fund®

Invesco Peak Retirement™ 2010 Fund

Invesco Peak Retirement™ 2015 Fund

Invesco Peak Retirement™ 2020 Fund

Invesco Peak Retirement™ 2025 Fund

Invesco Peak Retirement™ 2030 Fund

Invesco Peak Retirement™ 2035 Fund

Invesco Peak Retirement™ 2040 Fund

Invesco Peak Retirement™ 2045 Fund

Invesco Peak Retirement™ 2050 Fund

Invesco Peak Retirement™ 2055 Fund

Invesco Peak Retirement™ 2060 Fund

Invesco Peak Retirement™ 2065 Fund

Invesco Peak Retirement™ Destination Fund

Invesco Quality Income Fund

Invesco Select Risk: Conservative Investor Fund

Invesco Select Risk: Growth Investor Fund

Invesco Select Risk: High Growth Investor Fund

Invesco Select Risk: Moderately Conservative Investor Fund

Invesco Select Risk: Moderate Investor Fund

Invesco Small Cap Growth Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Advantage International Fund

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Focus Fund

Invesco Global Fund

Invesco Global Growth Fund

Invesco Global Opportunities Fund

Invesco International Core Equity Fund

Invesco International Equity Fund

Invesco International Growth Fund

Invesco International Select Equity Fund

Invesco International Small-Mid Company Fund

Invesco MSCI World SRI Index Fund

Invesco Oppenheimer International Growth Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodity Strategy Fund

Invesco Core Bond Fund

Invesco Developing Markets Fund

Invesco Discovery Mid Cap Growth Fund

Invesco Emerging Markets All Cap Fund

Invesco Emerging Markets Innovators Fund

Invesco Emerging Markets Local Debt Fund

Invesco Emerging Markets Select Equity Fund

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Invesco Fundamental Alternatives Fund

Invesco Global Allocation Fund

Invesco Global Infrastructure Fund

Invesco Global Strategic Income Fund

Invesco Global Targeted Returns Fund

Invesco Greater China Fund

Invesco Health Care Fund

Invesco International Bond Fund

Invesco Macro Allocation Strategy Fund

Invesco Multi-Asset Income Fund

Invesco SteelPath MLP Alpha Fund

Invesco SteelPath MLP Alpha Plus Fund

Invesco SteelPath MLP Income Fund

Invesco SteelPath MLP Select 40 Fund

Invesco U.S. Managed Volatility Fund

Invesco World Bond Factor Fund

AIM Investment Securities Funds (Invesco Investment Securities Fund)

Invesco Corporate Bond Fund

Invesco Global Real Estate Fund

Invesco Government Money Market Fund

Invesco High Yield Bond Factor Fund

Invesco High Yield Fund

Invesco Income Fund

Invesco Intermediate Bond Factor Fund

Invesco Real Estate Fund

Invesco Short Duration Inflation Protected Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Money Portfolio

AIM Sector Funds (Invesco Sector Funds)

Invesco American Value Fund

Invesco Comstock Fund

Invesco Comstock Select Fund

Invesco Dividend Income Fund

Invesco Energy Fund

Invesco Gold & Special Minerals Fund

Invesco Small Cap Value Fund

Invesco Technology Fund

Invesco Value Opportunities Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Invesco Premier Portfolio

Invesco Premier U.S. Government Money Portfolio

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco AMT-Free Municipal Income Fund

Invesco California Municipal Fund

Invesco Environmental Focus Municipal Fund

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Limited Term California Municipal Fund

Invesco Limited Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New Jersey Municipal Fund

Invesco Pennsylvania Municipal Fund

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Invesco Rochester® AMT-Free New York Municipal Fund

Invesco Rochester® New York Municipals Fund

Invesco Rochester® Municipal Opportunities Fund

Invesco Rochester® Limited Term New York Municipal Fund

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco Oppenheimer V.I. International Growth Fund
Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Comstock Fund

Invesco V.I. Conservative Balanced Fund
Invesco V.I. Core Bond Fund

Invesco V.I. Core Equity Fund
Invesco V.I. Core Plus Bond Fund

Invesco V.I. Discovery Mid Cap Growth Fund
Invesco V.I. Diversified Dividend Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Equity and Income Fund
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Fund

Invesco V.I. Global Real Estate Fund
Invesco V.I. Global Strategic Income Fund
Invesco V.I. Government Money Market Fund
Invesco V.I. Government Securities Fund
Invesco V.I. Growth and Income Fund
Invesco V.I. Health Care Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund
Invesco V.I. Main Street Fund®
Invesco V.I. Main Street Mid Cap Fund

Invesco V.I. Main Street Small Cap Fund®
Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Buffer Fund – March

Invesco V.I. S&P 500 Buffer Fund – June
Invesco V.I. S&P 500 Buffer Fund – September
Invesco V.I. S&P 500 Buffer Fund – December
Invesco V.I. NASDAQ 100 Buffer Fund – March
Invesco V.I. NASDAQ 100 Buffer Fund – June

Invesco V.I. NASDAQ 100 Buffer Fund – September

Invesco V.I. NASDAQ 100 Buffer Fund – December
Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. U.S. Government Money Portfolio

Invesco Management Trust

Invesco Conservative Income Fund

Short-Term Investments Trust

Invesco Government & Agency Portfolio

Invesco Liquid Assets Portfolio

Invesco STIC Prime Portfolio

Invesco Tax-Free Cash Reserve Portfolio

Invesco Treasury Obligations Portfolio

Invesco Treasury Portfolio”

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed in duplicate on the day and year first above written.

Each Trust (listed on Schedule A) on behalf of the Shares of each Fund listed on Schedule A

By:	/s/ Jeffrey H. Kupor
Name: Jeffrey H. Kupor
Title: Secretary, Senior Vice President and Chief Legal Officer

INVESCO DISTRIBUTORS, INC.

By:	/s/ Nicole Filingeri
Name: Nicole Filingeri
Title: Vice President

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